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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE INSTITUTIONAL FUND -
                         SMALL COMPANY GROWTH PORTFOLIO

                       CREDIT SUISSE INSTITUTIONAL FUND -
                 WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO

The following information supersedes certain information contained in the fund's Prospectus and Statement of Additional Information.

SMALL COMPANY GROWTH PORTFOLIO
Elizabeth B. Dater joins Sammy Oh as Co-Portfolio Manager of the portfolio. Ms. Dater has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Ms. Dater joined Warburg Pincus in 1978 and served as director of research from 1984 to 1988 before founding the Warburg Pincus Small Cap and Post-Venture Capital Group in 1988. Ms. Dater has been a regular guest panelist on the "Wall $treet Week with Louis Rukeyser" television show since 1976.

Stephen J. Lurito no longer serves as Co-Portfolio Manager of the portfolio.

WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
Calvin E. Chung now serves as Associate Portfolio Manager of the portfolio. Mr. Chung joined CSAM in January 2000. Previously, Mr. Chung was a vice president and senior technology equity analyst with Eagle Asset Management from 1997 to 1999. Mr. Chung received an MBA from the University of Chicago where he studied from 1995 to 1997. Mr. Chung assists Elizabeth B. Dater and Robert S. Janis, who continue to serve as Co-Portfolio Managers of the portfolio.

Dated: July 27, 2001                                               CSINU-16-0701